THE PIEDMONT INVESTMENT TRUST

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                         THE PIEDMONT SELECT VALUE FUND

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                          SUPPLEMENT TO THE PROSPECTUS
                               Dated May 20, 2005


     This Supplement to the Prospectus relates to the prior Supplement to Prospectus dated May 3, 2005 ("Prior Supplement") for The Piedmont Select Value Fund ("Fund"), a series of The Piedmont Investment Trust, and updates the Fund's prospectus ("Prospectus") to include additional information as described below. For further information, please contact the Fund toll-free at 800-773-3863. You may also obtain additional copies of the Fund's Prospectus and statement of additional information ("SAI"), free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

     The following paragraph hereby amends the language added to the cover page of the Prospectus in the Prior Supplement to read as follows:

          The Securities and Exchange Commission declared the registration statement on Form ADV of the Fund's investment advisor, Clark Capital Management, LLC ("CCM"), effective as of May 16, 2005. As a result, the Fund became fully operational as of that date. Therefore, the Fund will invest all subscription payments in accordance with the Fund's investment strategy as disclosed in the Fund's prospectus and statement of additional information.

     Please do not hesitate to call CCM or the Fund directly at 800-773-3863 should you have any questions regarding the use and investment of your subscription payment(s) at this time.




          Investors Should Retain This Supplement for Future Reference
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